Exhibit 99.1

SEC File Number 000-22052
Cusip Number 744290305

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 12b-25

NOTIFICATION OF LATE FILING

(Check One)	☐ Form 10-K ☐ Form 20-F ☐ Form 11-K ☒ Form 10-Q ☐ Form N-SAR ☐ Form N-CSR

For Period Ended: September 30, 2004

☐	Transition Report on Form 10-K	☐	Transition Report on Form 20-F
☐	Transition Report on Form 11-K	☐	Transition Report on Form 10-Q
☐	Transition Report on Form N-SAR

For the Transition Period Ended: ____________

Nothing in this form shall be construed to imply that the Commission has verified any information contained herein.

If the notification relates to a portion of the filing checked above, identify the Item(s) to which the notification relates:

PART I — REGISTRANT INFORMATION

ProxyMed, Inc.

Full Name of Registrant

Former Name if Applicable

1854 Shackleford Court, Suite 200

Address of Principal Executive Office (Street and Number)

Norcross, Georgia 30022

City, State and Zip Code

PART II — RULES 12b-25(b) AND (c)

If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25(b), the following should be completed. (Check box if appropriate)

☑(a)	The reasons described in reasonable detail in Part III of this form could not be eliminated without unreasonable effort or expense;

☐(b)	The subject annual report, semi-annual report, transition report on Form 10-K, Form 20-F,11-K or Form N-SAR, or portion thereof, will be filed on or before the fifteenth calendar day following the prescribed due date; or the subject quarterly report or transition report on Form 10-Q, or portion thereof will be filed on or before the fifth calendar day following the prescribed due date; and

☐(c)	The accountant’s statement or other exhibit required by Rule 12b-25(c) has been attached if applicable.

PART III — NARRATIVE

State below in reasonable detail the reasons why Forms 10-K, 20-F, 11-K, 10-Q, N-SAR, or the transition report portion thereof, could not be filed within the prescribed time period.

In connection with a Form S-3 filed by the Registrant on June 18, 2004, the SEC is conducting a routine review of the Registrant’s Form 10-K for fiscal year ended December 31, 2003 as well as the Registrant’s quarterly reports for the first and second quarter of 2004. The Registrant anticipates that the results of the SEC’s review will be examined by both its present independent outside accounting firm, Deloitte and Touche, as well as the Registrant’s prior independent outside accounting firm, PriceWaterhouseCoopers. As a result, the Registrant is unable to file its Form 10-Q for the third quarter ended September 30, 2004 within the prescribed time period without unreasonable effort or expense. The Registrant is presently reviewing accounting issues involving its treatment of:

•	certain warrants received in conjunction with a joint marketing agreement entered into with PlanVista Corporation in 2003;

•	the valuation of stock received by the Registrant in the stock-for-stock acquisition of PlanVista Corporation in early 2004;

•	disposal of certain assets related to the Registrant’s laboratory services segment on June 30, 2004; and

•	the use of EBITDA as a non-GAAP measure of performance.

The Registrant also anticipates expansion of disclosure in certain other areas of its recent Form 10-K and Form 10-Q filings.

At this time, it is premature to conclude as to the impact, if any, from the resolution of the comments, on the Registrant’s previously filed financial statements and disclosures, or necessary updates to the Form 10-Q for the first and second quarter of 2004, and for the Form 10-K for the fiscal year ended December 31, 2003. Because of the close proximity of the SEC’s review and the deadline for filing the Registrant’s Form 10-Q for the third quarter ended September 30, 2004, the Registrant has filed this Form 12B-25 with the SEC.

(Attach Extra Sheets if Needed)

PART IV— OTHER INFORMATION

(1)	Name and telephone number of person to contact in regard to this notification

Gregory Eisenhauer	770	806-4370

(Name)	(Area Code)	(Telephone Number)

(2)	Have all other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been filed? If answer is no, identify report(s). Yes ☑ No ☐

(3)	Is it anticipated that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject report or portion thereof? Yes ☐ No ☑

If so, attach an explanation of the anticipated change, both narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made.

ProxyMed, Inc.

(Name of Registrant as Specified in Charter)

has caused this notification to be signed on its behalf by the undersigned hereunto duly authorized.

Date November 9, 2004 By /s/ Gregory J. Eisenhauer

INSTRUCTION: The form may be signed by an executive officer of the registrant or by any other duly authorized representative. The name and title of the person signing the form shall be typed or printed beneath the signature. If the statement is signed on behalf of the registrant by an authorized representative (other than an executive officer), evidence of the representative’s authority to sign on behalf of the registrant shall be filed with the form.

ATTENTION

Intentional misstatements or omissions of fact constitute Federal Criminal
Violations (See 18 U.S.C. 1001).

General Instructions

1.	This form is required by Rule 12b-25 (17 CFR 240.12b-25) of the General Rules and Regulations under the Securities Exchange Act of 1934.

2.	One signed original and four conformed copies of this form and amendments thereto must be completed and filed with the Securities and Exchange Commission, Washington, D.C. 20549, in accordance with Rule 0-3 of the General Rules and Regulations under the Act. The information contained in or filed with the form will be made a matter of public record in the Commission files.

3.	A manually signed copy of the form and amendments thereto shall be filed with each national securities exchange on which any class of securities of the registrant is registered.

4.	Amendments to the notifications must also be filed on Form 12b-25 but need not restate information that has been correctly furnished. The form shall be clearly identified as an amended notification. 5. Electronic filers. This form shall not be used by electronic filers unable to timely file a report solely due to electronic difficulties. Filers unable to submit a report within the time period prescribed due to difficulties in electronic filing should comply with either Rule 201 or Rule 202 of Regulation S-T (§232.201 or §232.202 of this chapter) or apply for an adjustment in filing date pursuant to Rule 13(b) of Regulation S-T (§232.13(b) of this Chapter).

http://www.sec.gov/divisions/corpfin/forms/12b-25.htm
Last update: 10/21/2002